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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 1999


                                OBJECTSHARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                 0-23132                               77-0143293
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        (Commission File Number)            (IRS Employer Identification No.)

       16811 HALE AVENUE, SUITE A,
           IRVINE, CALIFORNIA                          92606-5020
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (949) 833-1122
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                OBJECTSHARE, INC.

                                    FORM 8-K

                                      INDEX

INFORMATION INCLUDED IN THE REPORT                                               PAGE
----------------------------------                                               ----
   Item 2.  Acquisition or Disposition of Assets                                   3

   Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits     3

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 8, 1999, ObjectShare, Inc., a Delaware corporation (the "Registrant"), completed the sale (the "Sale") of certain rights and assets (collectively, the "Rights and Assets") to Seagull Software Systems, Inc., a Georgia corporation ("Seagull"), in exchange for approximately $725,000 in cash and the assumption of liabilities in the approximate amount of $96,000. The Sale was effected pursuant to an Asset Purchase Agreement between the Registrant and Seagull, dated as of April 6, 1999 (the "Asset Purchase Agreement").

         The Rights and Assets consisted of, among other things, the Registrant's proprietary computer software known as application development environments, including VisualSmalltalk and PARTS for Java, a visual programming environment based on the Java programming language, products currently in development to support Enterprise JavaBeans and legacy software system integration, all technology, warranties, documentation and other intellectual property rights of the Registrant related to such software, as well as certain personal property. Pursuant to a software license agreement between the Registrant and Seagull, dated as of April 8, 1999, Seagull will license back to the Registrant the rights to continue to provide support and maintenance and to sell the VisualSmalltalk product line. Pursuant to a software license agreement between the Registrant and Seagull, dated as of April 8, 1999, Seagull will license back to the Registrant the rights to (i) sell, for a period of one year, and (ii) provide support and maintenance, perpetually, the PARTS for Java product line.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

The following Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K is attached hereto as Exhibit 99 and incorporated herein by reference:

Registrant's Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 1998.

Registrant's Unaudited Pro Forma Condensed Consolidated Statements of Operations for the twelve months and nine months ended March 31, 1998 and December 31, 1998, respectively.

Notes to Registrant's Pro Forma Financial Information.
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(c)      Exhibits.

The following exhibits are filed herewith:

         2.1 Asset Purchase Agreement between Seagull Software Systems, Inc. and ObjectShare, Inc., dated April 6, 1999.

                  The Registrant will furnish supplementally a copy of the Asset Purchase Agreement's schedules and exhibits to the Commission upon request.

         2.2 Software License Agreement (related to VisualSmalltalk) between Seagull Software Systems, Inc. and ObjectShare, Inc., dated April 8, 1999.

         2.3 Software License Agreement (related to PARTS for Java) between Seagull Software Systems, Inc. and ObjectShare, Inc., dated April 8, 1999.

         99       Pro Forma Financial Information.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OBJECTSHARE, INC.,
                                  a Delaware corporation

Date: April 22, 1999              By: /s/ KEVIN E. BROOKS
                                      ------------------------------------------
                                      Kevin E. Brooks
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

       EXHIBIT
       NUMBER                      DESCRIPTION OF EXHIBIT
       -------                     ----------------------
         2.1      Asset Purchase Agreement between Seagull Software Systems,
                  Inc. and ObjectShare, Inc., dated April 6, 1999.

         2.2 Software License Agreement (related to VisualSmalltalk) between Seagull Software Systems, Inc. and ObjectShare, Inc., dated April 8, 1999.

         2.3      Software License Agreement (related to PARTS for Java) between
                  Seagull Software Systems, Inc. and ObjectShare, Inc., dated
                  April 8, 1999.

         99       Pro Forma Financial Information.